Exhibit 99.1

Supplemental Financial and Operating Information

September 30, 2023

WOODLAND MALL

PLYMOUTH MEETING MALL
Burlington
DICK'S
MILLER'S

ZARA

www.preit.com

OTCQB: PRET

OTCQB: PRETL, PRETM, PRETN

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

September 30, 2023

Table of Contents
Introduction

Company Information	1

Earnings Release	2

Changes in Funds from Operations (FFO) for the Three and Nine Months Ended September 30, 2023	5

Market Capitalization and Capital Resources	6

Operating Results

Statements of Operations - Three and Nine Months Ended September 30, 2023 and 2022	7

Computation of Earnings Per Share - Three Months and Nine Months Ended September 30, 2023 and 2022	8

Reconciliation of Net Operating Income (NOI) and EBITDAre (Non-GAAP Measures) - Three Months and Nine Months Ended September 30, 2023 and 2022	9

Reconciliation of Net Loss (GAAP Measure) to Net Operating Income (NOI) from Consolidated Properties (Non-GAAP Measure) - Three Months Ended September 30, 2023 and 2022	10

Reconciliation of Equity in (Loss) Income of Partnerships (GAAP Measure) to Net Operating Income (NOI) from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Three Months Ended September 30, 2023 and 2022	11

Reconciliation of Net Loss (GAAP Measure) to Net Operating Income (NOI) from Consolidated Properties (Non-GAAP Measure) - Nine Months Ended September 30, 2023 and 2022	12

Reconciliation of Equity in (Loss) Income of Partnerships (GAAP Measure) to Net Operating Income (NOI) from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Nine Months Ended September 30, 2023 and 2022	13

Reconciliation of Net Loss (GAAP Measure) to Funds From Operations (FFO) and Funds Available for Distribution (FAD) (Non-GAAP Measures) - Nine Months Ended September 30, 2023 and 2022	14

Condensed Consolidated Balance Sheets	15

Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP Measure)	16

Operating Statistics

Leasing Activity Summary - Three and Nine Months Ended September 30, 2023	17

Summarized Sales and Rent Per Square Foot and Occupancy Percentages	20

Mall Occupancy Percentage and Sales Per Square Foot	21

Top Twenty Tenants as of September 30, 2023	22

Lease Expirations as of September 30, 2023	23

Property Information as of September 30, 2023	24

Balance Sheet

Investment in Real Estate - Consolidated Properties	27

Investment in Real Estate - Equity Method Investments at Ownership Share	28

Capital Expenditures - Three and Nine Months Ended September 30, 2023	29

Debt Analysis as of September 30, 2023	30

Debt Schedule as of September 30, 2023	32

Selected Debt Ratios	33

Forward Looking Statements	34

Definitions	35

Pennsylvania Real Estate Investment Trust

Company Information

Background

PREIT (OTCQB:PRET) is a publicly traded real estate investment trust (REIT) that owns and manages innovative properties developed to be thoughtful, community-centric hubs. PREIT’s robust portfolio of carefully curated, ever-evolving properties generates success for its tenants and meaningful impact for the communities it serves by keenly focusing on five core areas of established and emerging opportunity: multi-family & hotel, health & tech, retail, essentials & grocery and experiential. Located primarily in densely-populated regions, PREIT is a top operator of high quality, purposeful places that serve as one-stop destinations for customers to shop, dine, play and stay. The portfolio consists of 23 properties, 22 of which are operating properties and one is a development property. The 22 operating retail properties have a total of 18.4 million square feet and include 19 shopping malls and three other retail properties.

If you would like to learn more about PREIT or participate in our quarterly earnings conference call, please visit preit.com or contact:

Mario Ventresca

EVP & CFO

One Commerce Square

2005 Market Street, Suite 1000

Philadelphia, PA 19103

Telephone: (215) 875-0703

Heather Crowell

heather@gregoryfca.com

Press release announcements are available on the Company's website at www.preit.com.

CONTACT: AT THE COMPANY

Mario Ventresca

EVP & CFO

(215) 875-0703

INVESTOR RELATIONS

Heather Crowell

heather@gregoryfca.com

PREIT Reports Third Quarter 2023 Results

Core Mall Total Occupancy 93.6%, Portfolio 94.8% Leased

Average Renewal Spreads Were 8.5% for the Quarter Ended September 30, 2023

Philadelphia, November 14, 2023 - PREIT (OTCQB:PRET) today reported results for the three and nine months ended September 30, 2023. A description of each non-GAAP financial measure and the related reconciliation to the comparable GAAP financial measure is provided in the tables accompanying this release.

	Three Months Ended September 30,		Nine Months Ended September 30,
(per share amounts)	2023	2022	2023	2022
Net loss - basic and diluted	$(12.00)	$(14.52)	$(31.48)	$(25.25)
FFO	$(5.33)	$(1.13)	$(11.52)	$0.38
FFO, as adjusted	$(5.20)	$(1.13)	$(11.39)	$(0.30)

“During the quarter, we welcomed new and diverse tenants across our portfolio and look forward to additional openings as we head into the holiday season,” said Joseph F. Coradino, Chairman and CEO of PREIT.

•
Same Store NOI, excluding lease termination revenue, decreased 5.3% and decreased 4.1% when excluding Whole Foods at Plymouth Meeting for the three months ended September 30, 2023 compared to the three months ended September 30, 2022.
•
Core Mall Total Occupancy decreased by 70 basis points to 93.6% compared to the third quarter 2022. Core Mall non-anchor Occupancy decreased by 100 basis points to 90.3% compared to the third quarter 2022, with the decrease driven largely by joint venture properties.
•
Core Mall total leased space, at 94.8%, exceeds occupied space by 120 basis points, and Core Mall non-anchor leased space, at 92.1%, is higher than occupied space by 180 basis points when including executed new leases slated for future occupancy, demonstrating the rapid pace of leasing activity.
•
For the rolling 12 month period ended September 30, 2023, Core Mall comparable sales were $585 per square foot, compared to $592 per square foot for the rolling 12 month period ended September 30, 2022.
•
Average renewal spreads for the three and nine months ended September 30, 2023 were 8.5% and 5.5%, respectively.
•
Since the beginning of 2023, the Company sold assets generating just over $30 million in gross proceeds.

Leasing and Redevelopment

•
186,000 square feet of leases are signed for future openings, which is expected to contribute annualized gross rent of approximately $5.62 million.
•
The new self-storage facility in previously unused, below grade space at Mall at Prince George’s is now open.
•
At Moorestown Mall, construction is underway for the new state-of-the-art Cooper University Healthcare facility, expected to open its initial phase in fall 2023, and the 375-unit Pearl apartment development, following completion of the sale of land in the second quarter of 2022.
•
At Springfield Town Center, LEGO® Discovery Center celebrated its grand opening on August 9, 2023. Burlington opened its new 30,000 square foot location this past weekend. Municipal approvals were obtained for the development of 460 apartments and a 165-room hotel, setting the stage for sale of these parcels.
•
Construction is underway for ULTA to open its new location at Dartmouth Mall this month.

Primary Factors Affecting Financial Results for the Three Months Ended September 30, 2023 and 2022

•
Net loss attributable to PREIT common shareholders was $63.9 million (which takes into consideration the accrual of preferred dividends that accumulated during the quarter but have not been paid), or $(12.00) per basic and diluted share for the three months ended September 30, 2023, compared to net loss attributable to PREIT common shareholders of $77.2 million, or $(14.52) per basic and diluted share for the three months ended September 30, 2022.
•
Funds from Operations decreased in the three months ended September 30, 2023 compared to the prior year period primarily due to higher interest expense.
•
FFO for the three months ended September 30, 2023 was $(5.33) per diluted share and OP Unit compared to $(1.13) per diluted share and OP Unit for the three months ended September 30, 2022.

All NOI and FFO amounts referenced as primary factors affecting financial results above include our share of unconsolidated properties’ revenues and expenses. Additional information regarding changes in operating results for the three and nine months ended September 30, 2023 and 2022 is included on page 14.

Liquidity and Financing Activities

As of September 30, 2023, the Company had $30.6 million available under its First Lien Revolving Credit Facility. The Company’s corporate cash balances, when combined with available credit, provide total liquidity of $38.6 million. The Company’s Credit Facilities, with a balance of $1,118.8 million as of September 30, 2023, mature on December 10, 2023. The Company, through its advisors, has engaged in discussions and negotiations with certain members of a lender group under its Credit Agreements with respect to a potential restructuring transaction. These discussions have included negotiations of the terms and conditions of a financial restructuring. Although the Company and the members of the lender group are working toward an agreement on certain terms and conditions of a restructuring, there can be no assurance that the parties will reach a binding agreement regarding terms of a restructuring in a timely manner, on terms that are attractive to the Company, or at all.

During the third quarter, the Company repaid the mortgage loan secured by Dartmouth Mall using funds from its First Lien Revolving Credit Facility.

2023 Outlook

The Company is not issuing detailed guidance at this time.

About PREIT

PREIT (OTCQB:PRET) is a publicly traded real estate investment trust that owns and manages innovative properties developed to be thoughtful, community-centric hubs. PREIT's robust portfolio of carefully curated, ever-evolving properties generates success for its tenants and meaningful impact for the communities it serves by keenly focusing on five core areas of established and emerging opportunity: multi-family & hotel, health & tech, retail, essentials & grocery and experiential. Located primarily in densely-populated regions, PREIT is a top operator of high quality, purposeful places that serve as one-stop destinations for customers to shop, dine, play and stay. Additional information is available at www.preit.com or on Twitter, Instagram or LinkedIn.

Rounding

Certain summarized information in the tables included may not total due to rounding.

Pennsylvania Real Estate Investment Trust

Changes in Funds from Operations (1)

For the Three and Nine Months Ended September 30, 2023 as compared to the Three and Nine Months Ended September 30, 2022

(all per share amounts on a diluted basis unless otherwise noted; rounded to the nearest half penny; amounts may not total due to rounding)

(in thousands, except per share amounts)	Three Months Ended September 30, 2023	Per Diluted Share and OP Unit	Nine Months Ended September 30, 2023	Per Diluted Share and OP Unit
Funds from Operations, as adjusted September 30, 2022	$(6,077)	$(1.13)	$(1,637)	$(0.30)

Changes - Q3 2022 to Q3 2023

Contribution from anchor replacements and new box tenants	396	0.07	951	0.18
Impact from bankruptcies	(523)	(0.10)	(948)	(0.18)
Other leasing activity, including base rent and net CAM and real estate tax recoveries	(2,104)	(0.39)	(2,859)	(0.53)
Lease termination revenue	(34)	(0.01)	(1,190)	(0.22)
Credit losses	(415)	(0.08)	(1,170)	(0.22)
Other	(188)	(0.02)	259	0.08
Same Store NOI(1) from unconsolidated properties	480	0.09	1,630	0.30
Same Store NOI	(2,388)	(0.44)	(3,327)	(0.59)
Non Same Store NOI	(1,514)	(0.28)	(5,460)	(1.02)
General and administrative expenses	(2,276)	(0.43)	(2,267)	(0.42)
Capitalization of leasing costs	(34)	(0.01)	169	0.03
Other	(1,626)	(0.31)	(9,386)	(1.76)
Interest expense, net	(14,118)	(2.61)	(39,540)	(7.34)
Funds from Operations, as adjusted September 30, 2023	(28,033)	(5.20)	(61,448)	(11.39)
Provision for employee separation expense	1	-	(2)	-
Loss on debt extinguishment	(687)	(0.13)	(687)	(0.13)
Funds from Operations September 30, 2023	$(28,719)	$(5.33)	$(62,137)	$(11.52)

(1) Funds from Operations and NOI are non-GAAP measures. See definitions of Funds from Operations and NOI on page 34.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands)

	September 30, 2023	December 31, 2022
MARKET CAPITALIZATION

EQUITY CAPITALIZATION
Common Shares Outstanding	5,341	5,356
OP Units Outstanding	68	69
Total Common Shares and OP Units Outstanding	5,409	5,425
Equity Market Capitalization—Common Shares and OP Units	$2,110	$6,347
Series B Preferred Shares, Nominal Value	86,250	86,250
Series C Preferred Shares, Nominal Value	172,500	172,500
Series D Preferred Shares, Nominal Value	125,000	125,000
Total Equity Market Capitalization	$385,860	$390,097

DEBT CAPITALIZATION
Secured Debt Balance (1)	$2,153,529	$2,112,693

TOTAL MARKET CAPITALIZATION	$2,539,389	$2,502,790

Equity Capitalization/Total Market Capitalization	15.2%	15.6%
Debt Capitalization/Total Market Capitalization	84.8%	84.4%

CAPITAL RESOURCES
Cash and Cash Equivalents	$49,107	$36,945
Revolving Facility	130,000	130,000
Amount Outstanding	(99,406)	(22,481)
Available Revolving Facility (2)	30,594	107,519
Term Loans	1,182,004	1,138,404
Amount Borrowed	(1,182,004)	(1,138,404)
Available Term Loans	-	-
TOTAL	$79,701	$144,464

(1) Includes all consolidated mortgages, term loans, and revolving credit facility, as well as our share of mortgage debt from unconsolidated equity method investments, which includes $36.7 million and $52.2 million of secured debt from our share of the FDP Term Loans as of September 30, 2023 and December 31, 2022, and $126.0 million and $107.0 million from our share of the FDP Partnership Loan as of September 30, 2023 and December 31, 2022, respectively.

(2) The available First Lien Revolving Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statements of Operations – Three and Nine Months Ended September 30, 2023 and 2022

(unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(in thousands of dollars)	2023	2022	2023	2022
REVENUE:
Real estate revenue:
Lease revenue	$62,138	$66,744	$185,161	$198,474
Expense reimbursements	4,767	4,864	13,734	13,223
Other real estate revenue	1,016	1,138	3,583	3,301
Total real estate revenue	67,921	72,746	202,478	214,998
Other income	60	67	213	377
Total revenue	67,981	72,813	202,691	215,375
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(26,464)	(26,564)	(77,976)	(80,511)
Utilities	(3,970)	(4,380)	(10,818)	(11,469)
Other property operating expenses	(2,370)	(2,246)	(6,665)	(6,585)
Total property operating expenses	(32,804)	(33,190)	(95,459)	(98,565)
Depreciation and amortization	(26,725)	(28,032)	(79,064)	(85,524)
General and administrative expenses	(13,241)	(10,965)	(34,459)	(32,192)
Other (expenses) income	(61)	(65)	(72)	(143)
Total operating expenses	(72,831)	(72,252)	(209,054)	(216,424)
Interest expense, net (1)	(47,779)	(36,481)	(131,991)	(100,473)
Loss on debt extinguishment	(687)	—	(687)	—
Impairment of assets	—	(42,271)	—	(42,271)
Total expenses	(121,297)	(151,004)	(341,732)	(359,168)
Equity in loss of partnerships (2)	(4,602)	(2,356)	(11,284)	(3,939)
Gain on sales of interests in real estate	60	7,509	60	9,210
Gain (loss) on sale of equity method investment	—	(77)	—	8,976
Gain on sales of interests in non operating real estate	—	1,772	1,057	10,527
Gain on sale of preferred equity interest	—	—	—	3,688
Net loss	(57,858)	(71,343)	(149,208)	(115,331)
Less: net loss attributable to noncontrolling interest	814	989	2,127	1,718
Net loss attributable to PREIT	(57,044)	(70,354)	(147,081)	(113,613)
Less: preferred share dividends	(6,844)	(6,843)	(20,532)	(20,531)
Net loss attributable to PREIT common shareholders	$(63,888)	$(77,197)	$(167,613)	$(134,144)

(1) Net of capitalized interest expense of $16 thousand and $47 thousand for the three months ended September 30, 2023 and 2022, respectively, and $0.2 million and $92 thousand for the nine months ended September 30, 2023 and 2022, respectively.

(2) Equity in loss of partnerships is net of capitalized interest expense of $17 thousand and $8 thousand for the three months ended September 30, 2023 and 2022, respectively, and $62 thousand and $8 thousand for the nine months ended September 30, 2023 and 2022, respectively.

Pennsylvania Real Estate Investment Trust

Computation of Earnings Per Share – Three and Nine Months Ended September 30, 2023 and 2022

(unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(in thousands, except per share amounts)	2023	2022	2023	2022
Net loss used to calculate loss per share—basic and diluted	$(63,888)	$(77,197)	$(167,613)	$(134,144)
Basic and diluted loss per share:	$(12.00)	$(14.52)	$(31.48)	$(25.25)

Weighted average shares outstanding—basic	5,325	5,317	5,325	5,313
Effect of common share equivalents(1)	—	—	—	—
Weighted average shares outstanding—diluted	5,325	5,317	5,325	5,313

(1) The Company had net losses used to calculate earnings per share for the three and nine months ended September 30, 2023 and 2022. Therefore, the effects of common share equivalents are excluded from the calculation of diluted loss per share for these periods because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Reconciliation of Net Operating Income and Earnings Before Interest, Income Taxes, Depreciation, and Amortization for Real Estate (Non-GAAP Measures) - Three and Nine Months Ended September 30, 2023 and 2022

(in thousands)

Net Operating Income ("NOI") Reconciliation for the Three Months Ended September 30, 2023 and 2022 (1)

	Same Store		Change		Non Same Store		Total
(in thousands of dollars)	2023	2022	$	%	2023	2022	2023	2022
NOI from consolidated properties	$35,321	$38,189	$(2,868)	(7.5%)	$(204)	$1,367	$35,117	$39,556
NOI attributable to equity method investments, at ownership share	7,168	6,688	480	7.2%	54	(3)	7,222	6,685
Total NOI	42,489	44,877	(2,388)	(5.3%)	(150)	1,364	42,339	46,241
Less: lease termination revenue	16	50	(34)	(68.0%)	-	-	16	50
Total NOI excluding lease termination revenue	$42,473	$44,827	$(2,354)	(5.3%)	$(150)	$1,364	$42,323	$46,191

(1) NOI is a non-GAAP measure. See definition of NOI on page 34.

Net Operating Income ("NOI") Reconciliation for the Nine Months Ended September 30, 2023 and 2022 (1)

	Same Store		Change		Non Same Store		Total
(in thousands of dollars)	2023	2022	$	%	2023	2022	2023	2022
NOI from consolidated properties	$108,074	$113,031	$(4,957)	(4.4%)	$(1,055)	$3,402	$107,019	$116,433
NOI attributable to equity method investments, at ownership share	23,419	21,789	1,630	7.5%	157	1,160	23,576	22,949
Total NOI	131,493	134,820	(3,327)	(2.5%)	(898)	4,562	130,595	139,382
Less: lease termination revenue	582	2,395	(1,813)	(75.7%)	-	49	582	2,444
Total NOI excluding lease termination revenue	$130,911	$132,425	$(1,514)	(1.1%)	$(898)	$4,513	$130,013	$136,938

Earnings Before Interest, Income Taxes, Depreciation, and Amortization for Real Estate ("EBITDAre") Reconciliation(1)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss	$(57,858)	$(71,343)	$(149,208)	$(115,331)
Depreciation and amortization:
Consolidated	26,725	28,032	79,064	85,524
Unconsolidated properties at ownership share	2,636	2,678	8,270	8,673
Interest expense:
Consolidated	47,779	36,481	131,991	100,473
Unconsolidated properties at ownership share	9,139	6,319	26,106	18,084
Gain on sales of interest in real estate	(60)	(7,509)	(60)	(9,210)
Gain on sale of equity method investment	-	77	-	(8,976)
Loss on project costs by equity method investee	-	-	323	-
Loss on debt extinguishment	687	-	687	-
Impairment of assets	-	42,271	-	42,271
EBITDAre	$29,048	$37,006	$97,173	$121,508

(1) EBITDAre is a non-GAAP measure. See definition on page 35.

Pennsylvania Real Estate Investment Trust

Reconciliation of Net Loss (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)

Three Months Ended September 30, 2023 and 2022

(in thousands)

	Three Months Ended September 30,
	2023	2022
Net loss	$(57,858)	$(71,343)
Other income	(60)	(67)
Depreciation and amortization	26,725	28,032
General and administrative expenses	13,241	10,965
Other (expenses) income	61	65
Interest expense, net	47,779	36,481
Impairment of assets	-	42,271
Equity in loss of partnerships	4,602	2,356
Loss on debt extinguishment	687	-
Gain on sales of interest in real estate	(60)	(7,509)
Gain on sale of equity method investment	-	77
Gain on sales of non operating real estate	-	(1,772)
NOI from consolidated properties (1)	$35,117	$39,556

(1) NOI is a non-GAAP measure. See definition of NOI on page 34.

	Same Store		Non Same Store		Total
	2023	2022	2023	2022	2023	2022
Real estate revenue
Base rent	$46,659	$46,772	$679	$2,733	$47,338	$49,505
CAM reimbursement income	7,826	8,142	351	414	8,177	8,556
Real estate tax income	5,917	6,722	71	288	5,988	7,010
Percentage rent	900	1,506	12	21	912	1,527
Lease termination revenue	16	50	-	-	16	50
	61,318	63,192	1,113	3,456	62,431	66,648
Less: credit losses	(287)	128	(6)	(32)	(293)	96
Lease revenue	61,031	63,320	1,107	3,424	62,138	66,744
Expense reimbursements	4,694	4,519	73	345	4,767	4,864
Other real estate revenue	1,011	1,092	5	45	1,016	1,137
Total real estate revenue	66,736	68,931	1,185	3,814	67,921	72,745
Property operating expenses
CAM and real estate taxes	(25,386)	(24,608)	(1,078)	(1,958)	(26,464)	(26,566)
Utilities	(3,859)	(4,071)	(111)	(309)	(3,970)	(4,380)
Other property operating expenses	(2,170)	(2,063)	(200)	(180)	(2,370)	(2,243)
Total property operating expenses	(31,415)	(30,742)	(1,389)	(2,447)	(32,804)	(33,189)
NOI from consolidated properties(1)	35,321	38,189	(204)	1,367	35,117	39,556
Less: Lease termination revenue	16	50	-	-	16	50
NOI from consolidated properties excluding lease termination revenue(1)	$35,305	$38,139	$(204)	$1,367	$35,101	$39,506
% change in Same Store NOI from consolidated properties excluding lease termination revenue		(7.4%)

(1) NOI is a non-GAAP measure. See definition of NOI on page 34.

Pennsylvania Real Estate Investment Trust

Reconciliation of Equity in (Loss) Income of Partnerships (GAAP Measure) to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)

Three Months Ended September 30, 2023 and 2022

(in thousands of dollars)

	Three Months Ended September 30,
	2023	2022
Equity in loss of partnerships	$(4,602)	$(2,356)
Depreciation and amortization	2,636	2,678
Interest expense and other expenses, net	9,188	6,363
NOI from equity method investments at ownership share(1)	$7,222	$6,685

(1) NOI is a non-GAAP measure. See definition of NOI on page 34.

	Same Store		Non Same Store		Total
	2023	2022	2023	2022	2023	2022
Real estate revenue
Base rent	$7,843	$7,987	$8	$(1)	$7,851	$7,986
CAM reimbursement income	1,975	1,958	-	(2)	1,975	1,956
Real estate tax income	829	1,114	-	(1)	829	1,113
Percentage rent	101	111	129	124	230	235
Lease termination revenue	-	-	-	-	-	-
	10,748	11,170	137	120	10,885	11,290
Less: credit losses	(65)	(105)	-	-	(65)	(105)
Lease revenue	10,683	11,065	137	120	10,820	11,185
Expense reimbursements	531	894	-	(2)	531	892
Other real estate revenue	746	337	-	-	746	337
Total real estate revenue	11,960	12,296	137	118	12,097	12,414
Property operating expenses
CAM and real estate taxes	(3,673)	(4,174)	(30)	(65)	(3,703)	(4,239)
Utilities	(539)	(751)	-	(1)	(539)	(752)
Other property operating expenses	(580)	(683)	(53)	(55)	(633)	(738)
Total property operating expenses	(4,792)	(5,608)	(83)	(121)	(4,875)	(5,729)
NOI from equity method investments at ownership share(1)	7,168	6,688	54	(3)	7,222	6,685
Less: Lease termination revenue	-	-	-	-	-	-
NOI from equity method investments at ownership share excluding lease termination revenue(1)	$7,168	$6,688	$54	$(3)	$7,222	$6,685
% change in Same Store NOI from equity method investments at ownership share excluding lease termination revenue		7.2%

(1) NOI is a non-GAAP measure. See definition of NOI on page 34.

Pennsylvania Real Estate Investment Trust

Reconciliation of Net Loss (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)

Nine Months Ended September 30, 2023 and 2022

(in thousands)

	Nine Months Ended September 30,
	2023	2022

Net loss	$(149,208)	$(115,331)
Other income	(213)	(377)
Depreciation and amortization	79,064	85,524
General and administrative expenses	34,459	32,192
Other (expenses) income	72	143
Interest expense, net	131,991	100,473
Impairment of assets	-	42,271
Equity in loss of partnerships	11,284	3,939
Loss on debt extinguishment	687	-
Gain on sales of interests in real estate	(60)	(9,210)
Gain on sale of equity method investment	-	(8,976)
Gain on sale of preferred equity interest	-	(3,688)
Gain on sales of interest in non operating real estate	(1,057)	(10,527)
NOI from consolidated properties(1)	$107,019	$116,433

	Same Store		Non Same Store		Total
	2023	2022	2023	2022	2023	2022
Real estate revenue
Base rent	$138,669	$139,147	$2,016	$8,108	$140,685	$147,255
CAM reimbursement income	23,961	24,111	619	1,225	24,580	25,336
Real estate tax income	18,210	20,361	87	970	18,297	21,331
Percentage rent	1,345	1,919	283	191	1,628	2,110
Lease termination revenue	359	1,549	-	40	359	1,589
	182,544	187,087	3,005	10,534	185,549	197,621
Less: credit losses	(431)	739	43	114	(388)	853
Lease revenue	182,113	187,826	3,048	10,648	185,161	198,474
Expense reimbursements	13,472	12,349	262	874	13,734	13,223
Other real estate revenue	3,510	3,099	73	201	3,583	3,300
Total real estate revenue	199,095	203,274	3,383	11,723	202,478	214,997
Property operating expenses
CAM and real estate taxes	(74,411)	(73,722)	(3,565)	(6,789)	(77,976)	(80,511)
Utilities	(10,473)	(10,536)	(345)	(934)	(10,818)	(11,470)
Other property operating expenses	(6,137)	(5,985)	(528)	(598)	(6,665)	(6,583)
Total property operating expenses	(91,021)	(90,243)	(4,438)	(8,321)	(95,459)	(98,564)
NOI from consolidated properties(1)	108,074	113,031	(1,055)	3,402	107,019	116,433
Less: Lease termination revenue	359	1,549	-	40	359	1,589
NOI from consolidated properties excluding lease termination revenue(1)	$107,715	$111,482	$(1,055)	$3,362	$106,660	$114,844
% change in Same Store NOI from consolidated properties excluding lease termination revenue		(3.4%)

(1) NOI is a non-GAAP measure. See definition of NOI on page 34.

Pennsylvania Real Estate Investment Trust

Reconciliation of Equity in (Loss) Income of Partnerships (GAAP Measure) to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)

Nine Months Ended September 30, 2023 and 2022

(in thousands of dollars)

	Nine Months Ended September 30,
	2023	2022
Equity in loss of partnerships	$(11,284)	$(3,939)
Depreciation and amortization	8,270	8,673
Interest expense and other expenses, net	26,267	18,215
Loss on project costs by equity method investee	323	-
NOI from equity method investments at ownership share(1)	$23,576	$22,949

	Same Store		Non Same Store		Total
	2023	2022	2023	2022	2023	2022
Real estate revenue
Base rent	$24,004	$23,210	$26	$1,116	$24,030	$24,326
CAM reimbursement income	5,429	5,737	-	288	5,429	6,025
Real estate tax income	2,810	2,887	-	213	2,810	3,100
Percentage rent	465	768	386	465	851	1,233
Lease termination revenue	223	846	-	9	223	855
	32,931	33,448	412	2,091	33,343	35,539
Less: credit losses	(42)	99	-	(20)	(42)	79
Lease revenue	32,889	33,547	412	2,071	33,301	35,618
Expense reimbursements	2,546	2,047	-	195	2,546	2,242
Other real estate revenue	2,466	1,462	-	34	2,466	1,496
Total real estate revenue	37,901	37,056	412	2,300	38,313	39,356
Property operating expenses
CAM and real estate taxes	(11,062)	(11,449)	(93)	(705)	(11,155)	(12,154)
Utilities	(1,438)	(1,788)	-	(94)	(1,438)	(1,882)
Other property operating expenses	(1,982)	(2,030)	(162)	(341)	(2,144)	(2,371)
Total property operating expenses	(14,482)	(15,267)	(255)	(1,140)	(14,737)	(16,407)
NOI from equity method investments at ownership share(1)	23,419	21,789	157	1,160	23,576	22,949
Less: Lease termination revenue	223	846	-	9	223	855
NOI from equity method investments at ownership share excluding lease termination revenue(1)	$23,196	$20,943	$157	$1,151	$23,353	$22,094
% change in Same Store NOI from equity method investments at ownership share excluding lease termination revenue		10.8%

Pennsylvania Real Estate Investment Trust

Reconciliation of Net Loss (GAAP Measure) to Funds From Operations and Funds Available for Distribution (Non-GAAP Measures)

Three and Nine Months Ended September 30, 2023 and 2022

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
FUNDS FROM OPERATIONS (1)
Net loss	$(57,858)	$(71,343)	$(149,208)	$(115,331)
Depreciation and amortization on real estate:
Consolidated properties	26,562	27,752	78,537	84,628
PREIT's share of equity method investments	2,637	2,678	8,271	8,673
Gain on sales of interest in real estate	(60)	(7,509)	(60)	(9,210)
Loss on project costs by equity method investee	-	-	323	-
Gain on sale of equity method investment	-	77	-	(8,976)
Impairment of Assets:
Consolidated properties	-	42,271	-	42,271
PREIT's share of equity method investments	-	-	-	-
Funds from operations attributable to common shareholders and OP Unit holders(1)	(28,719)	(6,074)	(62,137)	2,055
Provision for employee separation expenses	(1)	(5)	2	(6)
Loss on debt extinguishment	687	-	687	-
Insurance recoveries, net	-	2	-	2
Gain on sale of preferred equity interest	-	-	-	(3,688)
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$(28,033)	$(6,077)	$(61,448)	$(1,637)
Adjustments:
Straight line rent	167	(46)	484	452
Recurring capital expenditures	(4,103)	(2,133)	(5,421)	(3,902)
Tenant allowances	(3,683)	(2,744)	(12,103)	(5,322)
Amortization of non-cash deferred compensation	64	604	338	1,004
Capitalized leasing costs	(37)	(71)	(341)	(172)
Amortization of above- and below-market lease intangibles (2)	(252)	(240)	(1,125)	(741)
Funds available for distribution to common shareholders and OP Unit holders(1)	$(35,877)	$(10,707)	$(79,616)	$(10,318)

Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit(1)	$(5.33)	$(1.13)	$(11.52)	$0.38
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$(5.20)	$(1.13)	$(11.39)	$(0.30)
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit(1)	$(6.65)	$(1.99)	$(14.76)	$(1.92)

Weighted average number of shares outstanding	5,325	5,317	5,325	5,313
Weighted average effect of full conversion of OP Units	68	69	68	69
Effect of common share equivalents	-	-	-	-
Total weighted average shares outstanding, including OP Units	5,393	5,386	5,393	5,382

(1) Non-GAAP measures. See definitions on pages 34-35.

(2) The amortization of above- and below-market lease intangible totals of $240 thousand and $741 thousand for the three and nine months ended September 30, 2022, respectively, included herein, correct the totals of $2 thousand and $8 thousand for the three and nine months ended September 30, 2022, respectively, which were erroneously included in the Company's Quarterly Supplemental Disclosure dated September 30, 2022, which was included as Exhibit 99.1 to the Form 8-K filed by the Company on November 9, 2022 (the "Third Quarter 2022 Supplemental Disclosure"). As a result of such correction, the total funds available for distribution to common shareholders and OP Unit holders for the three and nine months ended September 30, 2022 is reflected herein as $10,707 thousand and $10,318 thousand, correcting the totals of $10,469 thousand and $9,585 thousand, respectively, which were erroneously included in the Third Quarter 2022 Supplemental Disclosure.

Pennsylvania Real Estate Investment Trust

Condensed Consolidated Balance Sheets

(Unaudited)

	September 30,	December 31,
(in thousands, except per share amounts)	2023	2022
ASSETS:
INVESTMENTS IN REAL ESTATE, at cost:
Operating properties	$2,931,853	$2,894,944
Construction in progress	5,686	42,659
Land held for development	2,058	2,058
Total investments in real estate	2,939,597	2,939,661
Accumulated depreciation	(1,422,088)	(1,370,065)
Net investments in real estate	1,517,509	1,569,596
INVESTMENTS IN PARTNERSHIPS, at equity:	7,726	7,845
OTHER ASSETS:
Cash and cash equivalents	22,060	22,937
Tenant and other receivables	32,852	40,459
Intangible assets, net	7,801	8,623
Deferred costs and other assets, net	96,738	91,902
Assets held for sale	33,269	61,767
Total assets	$1,717,955	$1,803,129
LIABILITIES:
Mortgage loans payable, net	$669,781	$749,396
Term Loans, net	1,018,911	976,903
Revolving Facility	99,406	22,481
Tenants’ deposits and deferred rent	12,371	13,264
Distributions in excess of partnership investments	104,999	93,136
Accrued expenses and other liabilities	86,797	69,846
Liabilities on assets held for sale	1,780	2,539
Total liabilities	1,994,045	1,927,565
COMMITMENTS AND CONTINGENCIES
EQUITY:
Series B Preferred Shares, $.01 par value per share; 3,450 shares issued and outstanding; liquidation preference of $106,921 and $102,151 at September 30, 2023 and December 31, 2022, respectively	35	35
Series C Preferred Shares, $.01 par value per share; 6,900 shares issued and outstanding; liquidation preference of $212,865 and $203,550 at September 30, 2023 and December 31, 2022, respectively	69	69
Series D Preferred Shares, $.01 par value per share; 5,000 shares issued and outstanding; liquidation preference of $152,931 and $146,485 at September 30, 2023 and December 31, 2022, respectively	50	50
Shares of beneficial interest, $1.00 par value per share; 13,333 shares authorized; 5,341 and 5,356 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	5,341	5,356
Capital contributed in excess of par	1,858,976	1,858,675
Accumulated other comprehensive income	584	3,282
Distributions in excess of net income	(2,127,774)	(1,980,693)
Total equity (deficit) —Pennsylvania Real Estate Investment Trust	(262,719)	(113,226)
Noncontrolling interest	(13,371)	(11,210)
Total equity (deficit)	(276,090)	(124,436)
Total liabilities and equity	$1,717,955	$1,803,129

Pennsylvania Real Estate Investment Trust

Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP Measure)

(in thousands)

	September 30,	December 31,
	2023	2022
ASSETS:
Investments in real estate, at cost:
Operating properties	$380,590	$378,585
Construction in progress	9,175	5,095
Total investments in real estate	389,765	383,680
Accumulated depreciation	(129,984)	(123,223)
Net investments in real estate	259,781	260,457
Cash and cash equivalents	27,046	45,719
Deferred costs and other assets, net	70,133	39,639
Total assets	356,960	345,815
LIABILITIES AND PARTNERS’ INVESTMENT:
Mortgage loans payable, net	200,468	199,349
FDP Term Loan, net	36,660	52,214
Partnership Loans	125,969	107,004
Other liabilities	91,136	72,539
Total liabilities	454,233	431,106
Net investment	$(97,273)	$(85,291)
Reconciliation to comparable GAAP balance sheet item:
Investment in partnerships, at equity	$7,726	$7,845
Distributions in excess of partnership investments	(104,999)	(93,136)
Net investments and advances	$(97,273)	$(85,291)

The non-GAAP financial information presented above includes financial information attributable to our share of unconsolidated properties. This proportionate financial information is non-GAAP financial information, but we believe that it is helpful information because it reflects the pro rata contribution from our unconsolidated properties that are owned through investments accounted for under GAAP using the equity method of accounting. Under such method, our investments in these entities are recorded in the balance sheet caption entitled “Investment in partnerships, at equity.” In the case of deficit investment balances, such amounts are recorded in “Distributions in excess of partnership investments.”

To derive the proportionate financial information reflected in the tables above we multiplied the percentage of our economic interest in each partnership on a property-by-property basis by each line item. Under the partnership agreements relating to our current unconsolidated partnerships with third parties, we own a 40% to 50% economic interest in such partnerships, and there are generally no provisions in such partnership agreements relating to special non-pro rata allocations of income or loss, and there are no preferred or priority returns of capital or other similar provisions. While this method approximates our indirect economic interest in our pro rata share of the assets and liabilities of our unconsolidated partnerships, we do not control these partnerships or have a direct legal claim to the assets, liabilities, revenues or expenses of the unconsolidated partnerships beyond our rights as an equity owner in the event of any liquidation of such entity. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest.

Pennsylvania Real Estate Investment Trust

Leasing Activity Summary – Three Months Ended September 30, 2023

		Number	GLA	Term	Initial Rent per square foot ("psf")	Previous Rent psf	Initial Gross Rent Renewal Spread(1)		Average Rent Renewal Spread(2)	Annualized Tenant Improvements psf(3)

Non Anchor
New Leases
Under 10k square feet ("sf")	Consolidated	10	25,310	3.0	$27.62	N/A	N/A	N/A	N/A	$3.74
	Unconsolidated(4)	3	16,531	8.8	70.06	N/A	N/A	N/A	N/A	14.12
Total Under 10k sf		13	41,841	5.3	$44.39	N/A	N/A	N/A	N/A	$10.52

Over 10k sf	Consolidated					N/A	N/A	N/A	N/A
	Unconsolidated(4)					N/A	N/A	N/A	N/A
Total Over 10k sf		-	-	-	-	N/A	N/A	N/A	N/A	-
Total New Leases		13	41,841	5.3	$44.39	N/A	N/A	N/A	N/A	$10.52

Renewal Leases
Under 10k sf	Consolidated	19	44,922	3.1	$54.96	$50.73	$4.23	8.3%	11.7%	$0.75
	Unconsolidated(4)	1	6,709	2.0	34.35	34.35	-	0.0%	0.0%	-
Total Under 10k sf		20	51,631	3.0	$52.28	$48.60	$3.68	7.6%	10.8%	$0.68

Over 10k	Consolidated	1	18,431	5.0	$30.50	$29.84	0.66	2.2%	0.0%	$-

Total Over 10k sf		1	18,431	5.0	$30.50	$29.84	0.66	2.2%	0.0%	$-
Total Fixed Rent		21	70,062	3.5	$46.55	$43.67	$2.88	6.6%	8.5%	$0.43
Percentage in Lieu	Consolidated	6	24,332	2.4	$18.01	$15.06	$2.95	19.6%	N/A
	Unconsolidated(4)
Total Percentage in Lieu		6	24,332	2.4	$18.01	15.06	2.95	19.6%	N/A	-
Total Renewal Leases		27	94,394	3.2	$39.19	$36.29	$2.90	8.0%		$0.35
Total Non Anchor		40	136,235	3.9	$40.79

Anchor
New Leases	Consolidated
Renewal Leases	Consolidated								N/A	$-
Total		-	-	-	$-				N/A	$-

(1) Initial gross rent renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2) Average rent renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3) Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4) We own a 40% to 50% interest in each of our unconsolidated properties and do not control such properties. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest. See “—Non-GAAP Supplemental Financial Measures” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 for further details on our ownership interests in our unconsolidated properties. Our unconsolidated properties include 4 leases and 23,240 square feet of GLA with respect to our unconsolidated partnerships.

Pennsylvania Real Estate Investment Trust

Leasing Activity Summary – Nine Months Ended September 30, 2023

		Number	GLA	Term	Initial Rent per square foot ("psf")	Previous Rent psf	Initial Gross Rent Renewal Spread(1)		Average Rent Renewal Spread(2)	Annualized Tenant Improvements psf(3)

Non Anchor
New Leases
Under 10k square feet ("sf")	Consolidated	58	132,086	4.8	$42.21	N/A	N/A	N/A	N/A	$8.72
	Unconsolidated(4)	9	38,970	11.3	61.77	N/A	N/A	N/A	N/A	10.37
Total Under 10k sf		67	171,056	6.3	$46.67	N/A	N/A	N/A	N/A	$9.39

Over 10k sf	Consolidated(	3	66,835	9.1	15.67	N/A	N/A	N/A	N/A	3.78
	Unconsolidated(4)	2	28,676	10.0	49.27	N/A	N/A	N/A	N/A	2.90
Total Over 10k sf		5	95,511	9.4	25.76	N/A	N/A	N/A	N/A	3.50
Total New Leases		72	266,567	7.4	$39.18	N/A	N/A	N/A	N/A	$6.71

Renewal Leases
Under 10k sf	Consolidated	85	227,557	3.3	$55.87	$54.44	$1.43	2.6%	4.8%	$0.14
	Unconsolidated(4)	20	75,289	3.2	50.12	47.64	2.48	5.2%	8.5%	0.52
Total Under 10k sf		105	302,846	3.3	$54.44	$52.75	$1.69	3.2%	5.6%	$0.23

Over 10k sf	Consolidated	18	419,389	4.7	$23.66	$22.60	$1.06	4.7%	5.2%	$-
	Unconsolidated(4)
Total Over 10k sf		18	419,389	4.7	$23.66	$22.60	1.06	4.7%	5.2%	$-
Total Fixed Rent		123	722,235	4.1	$36.57	$35.24	$1.32	3.8%	5.5%	$0.08
Percentage in Lieu	Consolidated	45	230,329	2.3	24.21	24.85	$(0.64)	(2.6%)		0.37
	Unconsolidated(4)	1	13,011	3.0	18.06	23.01	(4.95)	(21.5%)		-
Total Percentage in Lieu		46	243,340	2.4	$23.88	$24.75	$(0.87)	(3.5%)		$0.35
Total Renewal Leases (4)		169	965,575	3.7	$33.37	$32.60	$0.77	2.4%		$0.12
Total Non Anchor		241	1,232,142	4.5	$34.63

Anchor
New Leases
Renewal Leases	Consolidated	3	336,125	3.4	3.82	3.63	0.19	5.3%	N/A	-
Total		3	336,125	3.4	$3.82
(1) Initial gross rent renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2) Average rent renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3) Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4) We own a 40% to 50% interest in each of our unconsolidated properties and do not control such properties. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest. See “—Non-GAAP Supplemental Financial Measures” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 for further details on our ownership interests in our unconsolidated properties. Our unconsolidated properties include 32 leases and 155,946 square feet of GLA with respect to our unconsolidated partnerships.

Pennsylvania Real Estate Investment Trust

Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	September 30, 2023									September 30, 2022
					Actual Occupancy		Leased Occupancy						Actual Occupancy
	% Rolling 12 Mo. NOI (3)	Average Comp Sales	Average Gross Rent(1)(2)	Occupancy Cost	Total	Non- Anchor	Total	Non- Anchor	% Rolling 12 Mo. NOI	Average Comp Sales	Average Gross Rent(1)(2)	Occupancy Cost	Total	Non- Anchor
Malls	95.3%	$585	$56.88	11.1%	93.6%	90.3%	94.8%	92.1%	91.9%	$592	$56.56	11.1%	94.3%	91.3%
Non-Core Malls	-0.4%	$346	$31.79	8.8%	71.4%	53.5%	71.4%	53.5%	0.2%	$289	$34.06	10.7%	51.7%	49.2%
Malls Total	94.9%	$583	$56.61	11.1%	92.3%	88.6%	93.4%	90.4%	92.1%	$589	$56.26	11.1%	91.6%	89.4%
Other Retail Properties	4.9%	n/a	$19.19	n/a	99.4%	99.3%	100.0%	100.0%	5.2%	n/a	$19.21	n/a	98.6%	98.5%
Total Retail Properties	4.9%	$583	$47.75	11.1%	92.9%	89.9%	93.9%	91.5%	5.2%	$589	$47.55	11.1%	92.2%	90.5%
Sold Properties	0.5%	n/a		n/a					3.1%	$424	$34.36	9.5%	96.2%	93.9%
Other Properties	-0.3%	n/a		n/a					-0.4%	n/a	n/a	n/a
Total Portfolio	100.0%	$583	$47.75	11.1%	92.9%	89.9%	93.9%	91.5%	100.0%	$589	$47.16	11.1%	92.4%	90.6%

(1) Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2) Average gross rent for mall tenants greater than 10,000 sf was $22.27 per square foot as of September 30, 2023 and $22.11 per square foot as of September 30, 2022.

(3) NOI is a non-GAAP measure. See definition of NOI on page 34.

Pennsylvania Real Estate Investment Trust

Mall Occupancy Percentage and Sales Per Square Foot

	September 30, 2023				September 30, 2022			Change
	% of Mall NOI (1)	Avg Comp Sales (1)	Total Occupancy %	Non- Anchor Occupancy %	Avg Comp Sales	Total Occupancy %	Non-Anchor Occupancy %	Avg Comp Sales	Total Occupancy %	Non- Anchor Occupancy %
Top 6 Malls
Cherry Hill Mall	13.8%	$898	95.7%	94.9%	$920	94.9%	93.9%	(2.4%)	0.8%	1.0%
Willow Grove Park	6.0%	824	96.0%	92.0%	752	95.7%	92.6%	9.6%	0.3%	(0.6%)
Lehigh Valley Mall	6.5%	643	83.4%	73.2%	646	88.6%	81.6%	(0.5%)	(5.2%)	(8.4%)
Woodland Mall	6.9%	628	95.8%	95.1%	642	96.6%	96.0%	(2.2%)	(0.8%)	(0.9%)
Dartmouth Mall	4.8%	602	96.4%	94.9%	582	93.2%	90.4%	3.4%	3.2%	4.5%
Springfield Town Center	10.8%	575	92.3%	89.7%	573	90.1%	86.7%	0.3%	2.2%	3.0%
	48.8%	$706	92.5%	89.3%	$702	92.6%	89.7%	0.6%	-0.1%	-0.4%

Malls 7-12
Mall at Prince Georges	7.7%	$524	99.2%	98.8%	$573	99.6%	99.3%	(8.6%)	(0.4%)	(0.5%)
Capital City Mall	5.9%	498	98.6%	98.0%	531	98.7%	98.0%	(6.2%)	(0.1%)	0.0%
Jacksonville Mall	4.1%	495	99.6%	99.2%	529	99.1%	98.3%	(6.4%)	0.5%	0.9%
Viewmont Mall	4.2%	495	99.7%	99.3%	516	98.8%	97.5%	(4.1%)	0.9%	1.8%
Patrick Henry Mall	4.0%	471	94.9%	92.5%	506	94.4%	91.9%	(6.9%)	0.5%	0.6%
Valley Mall	5.2%	466	98.8%	97.3%	494	98.7%	97.1%	(5.7%)	0.1%	0.2%
	31.1%	$492	98.7%	97.6%	$525	98.5%	97.2%	-6.3%	0.2%	0.4%

Malls 13-19
Magnolia Mall	4.2%	$457	98.5%	97.4%	$505	99.1%	98.5%	(9.5%)	(0.6%)	(1.1%)
Moorestown Mall	3.1%	455	97.6%	95.7%	455	96.4%	93.6%	0.0%	1.2%	2.1%
Plymouth Meeting Mall	3.1%	445	87.4%	82.7%	394	90.9%	86.6%	12.9%	(3.5%)	(3.9%)
Springfield Mall	1.6%	389	91.5%	91.5%	432	95.4%	95.4%	(10.0%)	(3.9%)	(3.9%)
Francis Scott Key Mall	3.9%	375	97.9%	96.6%	425	96.8%	94.9%	(11.8%)	1.1%	1.7%
Fashion District Philadelphia	4.4%	n/a	75.6%	69.1%	n/a	81.7%	76.8%	n/a	(6.1%)	(7.7%)
	20.3%	$423	90.3%	85.9%	$442	92.3%	88.7%	-4.3%	-2.0%	-2.8%

All Core Malls	100.2%	$585	93.6%	90.3%	$592	94.3%	91.3%	-1.2%	-0.7%	-1.0%

Non-Core Malls
Exton Square Mall	-0.5%	346	71.4%	53.5%	289	51.7%	49.2%	19.7%	19.7%	4.3%
All Non-Core Malls	-0.5%	$346	71.4%	53.5%	$289	51.7%	49.2%	19.7%	19.7%	4.3%

Sold Malls
Cumberland Mall	0.3%	n/a	n/a	n/a	424	96.2%	93.9%	n/a	n/a	n/a
Sold Malls	0.3%		n/a	n/a	$424	96.2%	93.9%
All Malls	100.0%	$583	92.3%	88.6%	$589	91.8%	89.6%	-1.0%	0.5%	-1.0%

(1) NOI is a non-GAAP measure. See definition of NOI on page 34.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants

September 30, 2023

Tenant	Brands	Locations at Consolidated Properties	Locations at Unconsolidated Properties	Total Number of Locations	Percentage of Annualized Gross Rent(1)
Foot Locker, Inc.	Champs, Foot Locker, Kids Foot Locker	28	6	34	4.0%
Signet Jewelers Limited	Kay Jewelers, Zales Jewelers, Banter by Piercing Pagoda	42	8	50	3.2%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters, Offline	15	4	19	2.9%
Victoria's Secret & Co.	Victoria's Secret, Pink	13	3	16	2.7%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	9	1	10	2.7%
JD Sports Fashion PLC	DTLR, Finish Line, JD Sports, Villa	13	2	15	2.0%
Dave & Buster's, Inc.	Dave & Buster's	3	1	4	1.9%
Sycamore Partners	Hot Topic, Talbots, Torrid, Lane Bryant, AnnTaylor, Loft, Belk	34	7	41	1.8%
Authentic Brands Group LLC	Aeropostale, Forever 21, Lucky Brand Jeans, Brooks Brothers	19	5	24	1.8%
Express, Inc	Express, Express Factory Outlet, Express Men	10	3	13	1.8%
Genesco Inc.	Johnston & Murphy, Journeys, Journeys Kidz, Underground by Journeys	21	5	26	1.7%
Macy's	Bloomingdale's, Macy's	12	2	14	1.7%
H&M Hennes & Mauritz L.P.	H & M	12	1	13	1.5%
Bath & Body Works, Inc.	Bath & Body Works	16	3	19	1.4%
Cineworld Group	Regal Cinemas	3	0	3	1.4%
Gap, Inc.	Banana Republic, Gap/Gap Kids, Old Navy	7	5	12	1.3%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	7	0	7	1.3%
Shoe Show, Inc.	Shoe Department, Shoe Dept. Encore	12	2	14	1.1%
Copper Retail JV LLC	JC Penney	10	1	11	1.0%
The TJX Companies, Inc.	HomeGoods, HomeSense, Marshalls, Sierra Trading Post, TJ Maxx	6	2	8	1.0%
Total Top 20 Tenants		292	61	353	38.2%
Total Leases		1,306	283	1589	100.0%
(1)
Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of September 30, 2023.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of September 30, 2023

(dollars in thousands except per square foot (“psf”) amounts)

Non-Anchors
		Gross Leasable Area ("GLA")		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (1)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2023 and Prior	155	337,690	4.3%	24,163	20,046	7.3%	71.55
2024	275	761,383	9.8%	38,103	33,745	12.2%	50.04
2025	288	1,279,075	16.5%	70,592	55,828	20.2%	55.19
2026	191	888,491	11.4%	35,036	31,587	11.5%	39.43
2027	149	826,234	10.6%	31,956	29,124	10.6%	38.68
2028	142	1,007,441	13.0%	37,046	34,015	12.3%	36.77
2029	89	722,261	9.3%	28,214	23,675	8.6%	39.06
2030	67	532,481	6.8%	18,555	15,838	5.8%	34.85
2031	38	459,649	5.9%	13,122	11,450	4.2%	28.55
2032	33	245,214	3.2%	8,823	6,632	2.4%	35.98
Thereafter	49	715,215	9.2%	16,277	13,388	4.9%	22.76
Total/Average	1,476	7,775,134	100.0%	$321,887	$275,328	100.0%	$41.40

Anchors
		Gross Leasable Area ("GLA")		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (1)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2023 and prior	3	497,894	10.9%	1,046	691	3.1%	2.10
2024	0	0	0.0%	0	0	0.0%	0.00
2025	8	929,729	20.4%	2,045	2,045	9.1%	2.20
2026	5	352,845	7.7%	3,692	2,416	10.7%	10.46
2027	3	315,582	6.9%	2,810	2,810	12.5%	8.90
2028	11	1,295,984	28.5%	7,183	7,183	31.9%	5.54
2029	2	313,186	6.9%	1,113	1,113	4.9%	3.55
2030	1	41,883	1.0%	727	727	3.3%	17.35
2031	3	210,358	4.6%	1,718	1,718	7.6%	8.17
2032	1	85,162	1.9%	340	340	1.6%	3.99
Thereafter	4	511,804	11.2%	3,448	3,448	15.3%	6.74
Total/Average	41	4,554,427	100.0%	$24,122	$22,491	100.0%	$5.30

(1) Does not include tenants occupying space under license agreements with initial terms of less than one year.

(2) Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2023

		Landlord Owned Anchors/ Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Expiration Year	GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA

Core Malls
Capital City Mall	Camp Hill, PA	JCPenney	2025	102,825	Macy's	120,000	104,806	178,246	6,852	624,708
		Dick's Sporting Goods	2028	61,677
		Sportsman's Warehouse	2031				50,302
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	254,628	403,481	35,701	1,310,695
					Macy's	304,600
Dartmouth Mall	Dartmouth, MA	JCPenney	2025	100,020	Macy's	140,000	95,387	143,780	17,872	632,513
		Burlington	2030	43,835
		AMC Theaters	2026				44,988
		Aldi	2031				24,063
		WOW Dartmouth	2033				22,568
Fashion District Philadelphia	Philadelphia, PA	Burlington	2032	85,162			134,996	117,658	207,317	850,851
		AMC	2034				36,535
		Round 1	2029				58,080
		City Winery	2025				29,762
		H&M	2030				38,694
		Shopper's World	2026	95,159
		Primark	2032				47,488
Francis Scott Key Mall	Frederick, MD	JCPenney	2025	101,293	Macy's	139,333	139,863	184,133	12,991	748,646
		Sears (3)	2028	120,883
		Dick's Sporting Goods	2025				50,150
Jacksonville Mall	Jacksonville, NC	Belk	2026	72,510			123,079	125,729	1,934	492,857
		JCPenney	2025	51,812
		Sears (3)	2028	117,793
Lehigh Valley Mall	Allentown, PA	Boscov's	2023	164,694	JCPenney	207,292	155,691	293,715	164,863	1,198,255
		Macy's	2023	212,000
Magnolia Mall	Florence, SC	Belk	2028	115,793			96,175	133,229	8,713	580,760
		Best Buy	2028	32,054
		Tilt Studio	2031	104,107
		Dick's Sporting Goods	2026				45,000
		Burlington	2028				45,689
Moorestown Mall	Moorestown, NJ	Boscov's	2028	202,765	Cooper Hospital (2)	182,153	110,814	205,301	18,171	926,733
		Regal Cinemas	2031				57,843
		HomeSense	2028	28,486
		Turn 7 Liquidations	2023	121,200

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2023 (continued)

		Landlord Owned Anchors/ Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Expiration Year	GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA

Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2027	50,250	Dillard's	144,157	60,095	215,953	22,254	717,921
		JCPenney	2025	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2028	188,429	Whole Foods	65,155	176,480	199,572	107,426	917,754
		Burlington	2030	41,883
		Dick's Sporting Goods	2031				57,588
		AMC Theaters	2027				48,000
		LEGOLAND Discovery Center	2032				33,221
Springfield Mall	Springfield, PA				Macy's	192,000	20,577	183,150	19,025	610,651
					Target	195,899
Springfield Town Center	Springfield, VA	Macy's	2035	252,245	JCPenney	209,144	175,216	316,016	75,787	1,377,330
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2031				49,788
		Lego Discovery Center	2038				31,295
The Mall at Prince George's	Hyattsville, MD	Macy's	2028	195,655			268,818	240,112	6,437	846,208
		Target	2029	135,186
Valley Mall	Hagerstown, MD	JCPenney	2025	157,455			95,023	210,076	10,019	828,983
		Belk	2028	123,094
		Regal Cinemas	2028				53,059
		Dick's Sporting Goods	2031	62,416
		Onelife Fitness	2033	70,000
		Tilt Studio	2028	47,841
Viewmont Mall	Scranton, PA	JCPenney	2025	193,112	Macy's	139,801	76,053	165,966	1,768	689,277
		Dick's House of Sport	2028	90,000
		HomeGoods	2027				22,577
Willow Grove Park	Willow Grove, PA	Macy's	2027	225,000	Bloomingdale's	237,537	78,219	250,370	28,748	1,139,184
		Nordstrom Rack	2027	40,332	Sears(1)(3)	175,584
		Tilt Studio	2033	103,394
Woodland Mall	Grand Rapids, MI	Von Maur	2119	86,165	JCPenney	254,905	115,714	297,341	23,909	982,272
					Macy's	157,316
		Phoenix Theatres	2037				46,922
Total Core Malls				4,219,737		3,360,002	3,262,244	3,863,828	769,787	15,475,598

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2023 (continued)

		Landlord Owned Anchors/ Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Expiration Year	GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Other Malls and Retail Properties
Exton Square Mall	Exton, PA	Boscov's	2029	178,000	Macy's	181,200	202,570	138,891	231,113	990,145
		Round 1	2026	58,371
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2026	67,185	Lowe's	163,215	328,809	49,012	7,280	777,695
					Target	137,514
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2026	59,620	BJ's Wholesale Club	116,872	279,410	54,141	-	703,909
					The Home Depot	130,751
		Dick's Sporting Goods	2036				63,115
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	248,086	15,207	-	462,883
					Weis Market	65,032
Total Other Malls and Retail Properties				363,176		929,142	1,146,670	257,251	238,393	2,934,632
Total Portfolio				4,582,913		4,289,144	4,408,914	4,121,079	1,008,180	18,410,230

(1) Approximately 78,000 square feet of this space has been subleased to Primark.

(2) Former Sears was acquired by Cooper Hospital. The site is under development and currently not operating.

(3) Store not operating, but tenant still financially obligated to landlord.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate - Consolidated Properties

(in thousands)

	September 30, 2023
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Debt(1)
Core Malls
Capital City Mall	$139,045	$-	$(69,641)	$69,404	$-
Cherry Hill Mall	477,059	-	(299,997)	177,062	228,221
Dartmouth Mall	91,040	1,135	(55,177)	36,998	-
Francis Scott Key Mall	96,686	-	(52,947)	43,739	50,425
Jacksonville Mall	93,425	-	(49,723)	43,702	-
Magnolia Mall	106,324	-	(60,697)	45,627	-
Moorestown Mall	176,018	-	(93,090)	82,928	-
Patrick Henry Mall	158,712	-	(88,484)	70,228	81,496
Plymouth Meeting Mall	129,388	-	(80,639)	48,749	-
The Mall at Prince George's	137,638	82	(83,043)	54,677	-
Springfield Town Center	503,855	1,906	(117,098)	388,663	-
Valley Mall	149,361	1,229	(66,810)	83,780	-
Viewmont Mall	122,681	-	(66,760)	55,921	67,185
Willow Grove Park	270,288	48	(131,354)	138,982	142,226
Woodland Mall	280,333	1,286	(106,628)	174,991	100,748
Total Core Malls	2,931,853	5,686	(1,422,088)	1,515,451	670,301

Total Malls	$2,931,853	$5,686	$(1,422,088)	$1,515,451	$670,301

Other Properties
Land held for development	2,058	-	-	2,058	-
Total Investment in Real Estate	$2,933,911	$5,686	$(1,422,088)	$1,517,509	$670,301

Assets Held For Sale
Exton Mall	28,408	-	-	28,408	-
Mall at Prince George's	4,861	-	-	4,861	-
Total held for sale	$33,269	$-	$-	$33,269	$-
(1)
Refer to page 29-32 for further debt information regarding consolidated properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate – Equity Method Investments at Ownership Share

(in thousands)

	September 30, 2023
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Debt(1)
Unconsolidated Malls
Fashion District Philadelphia	$167,215	$1,421	$(13,094)	$155,542	$162,629
Lehigh Valley Mall	57,717	4,132	(34,524)	27,325	89,116
Springfield Mall	58,760	60	(29,568)	29,252	27,781
Total Unconsolidated Malls	$283,692	$5,613	$(77,186)	$212,119	$279,526

Unconsolidated Other Retail Properties
Metroplex Shopping Center	47,374	2,786	(29,335)	20,825	38,000
The Court at Oxford Valley	28,411	-	(14,642)	13,769	27,500
Red Rose Commons	14,598	-	(6,391)	8,207	16,271
Total Unconsolidated Other Retail Properties	$90,383	$2,786	$(50,368)	$42,801	$81,771
Unconsolidated Property Under Development
Pavilion at Market East	6,515	776	(2,430)	4,861	3,150
Total Investment in Real Estate	$380,590	$9,175	$(129,984)	$259,781	$364,447
(1)
Refer to pages 29-32 for further debt information regarding equity method investments at ownership share.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

Three and Nine Months Ended September 30, 2023

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	Consolidated	PREIT's Share of Equity Method Investments	Total	Consolidated	PREIT's Share of Equity Method Investments	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$4,410	$2,348	$6,758	$6,032	$4,405	$10,437
Tenant allowances	3,638	45	3,683	11,621	482	12,103
Recurring capital expenditures:
CAM expenditures	2,840	1,111	3,951	3,971	1,266	5,237
Non-CAM expenditures	152	-	152	184	-	184
Total recurring capital expenditures	2,992	1,111	4,103	4,155	1,266	5,421
Total	$11,040	$3,504	$14,544	$21,808	$6,153	$27,961

(1) Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2023

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$551,943	25.6%	$118,358	5.5%	$670,301	31.1%
Unconsolidated mortgage loans payable (3)	201,818	9.4%	-	0.0%	201,818	9.3%
Consolidated Term Loans (4)	-	0.0%	1,019,375	47.3%	1,019,375	47.3%
Unconsolidated Term Loans (5)	125,969	5.7%	36,660	1.7%	162,629	7.6%
2020 Revolving Facility	-	0.0%	99,406	4.6%	99,406	4.7%
Total Outstanding Debt	$879,730	40.8%	$1,273,799	59.1%	$2,153,529	100.0%
Average Stated Interest Rate	6.51%		12.00%		9.76%

(1) Includes variable rate debt swapped to fixed rate debt.

(2) Excludes deferred financing costs of $520.

(3) Reflects our share of mortgage debt of equity method investees. Excludes our share of deferred financing costs of $1,293.

(4) Excludes deferred financing costs of $465.

(5) Reflects our share of Term Loan debt of equity method investee.

		Average Debt Balance
		Mortgage Debt	Revolving Facility	Term Loans	Total
Beginning Balance	7/1/2023	$925,231	$27,481	$1,158,101	$2,110,813
Mortgage loan amortization and repayments, including our share of debt of equity method investees		(5,302)	-	-	(5,302)
Mortgage loan paydowns, payoffs and sales		(52,024)	-	-	(52,024)
Mortgage refinancing, including our share of debt of equity method investees		4,214	-	-	4,214
First Lien Revolver Borrowing		-	71,925	-	71,925
2018 FDP Term Loan Paydown		-	-	(1,249)	(1,249)
2020 and 2022 FDP Partnership Loan Borrowing		-	-	1,361	1,361
Second Lien Term Loan PIK Interest		-	-	23,791	23,791
Ending Balance	9/30/2023	$872,119	$99,406	$1,182,004	$2,153,529
Weighted Average Balance		$921,845	$38,957	$1,166,013	$2,126,815

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2023 (continued)

(in thousands)

Debt Maturities(1)
Year	Scheduled Amortization	Deferred Financing Cost Amortization - Mortgages	Mortgage Balance at Initial Maturity Date	2020 Revolving Facility	Term Loans	Deferred Financing Cost Amortization - Term Loans	Total Debt
2023 (2) (3)	$3,239	$(200)	$328,093	$99,406	$1,019,375	$(522)	$1,449,391
2024	10,005	(499)	117,610	-	36,660	-	163,776
2025	9,100	(265)	240,795	-	-	-	249,630
2026	4,589	(167)	-	-	-	-	4,422
2027	4,315	(159)	79,789	-	100,000	-	183,945
Thereafter	9,054	(523)	65,530	-	25,969	-	100,030
	$40,302	$(1,813)	$831,817	$99,406	$1,182,004	$(522)	$2,151,194

(1) The weighted average period to total debt maturity is 1.14 years, excluding extension options. Includes 100% of revolver, term loan and mortgage loan debt from consolidated properties and our share of term loan and mortgage loan debt of equity method investees.

(2) Includes Cherry Hill Mall mortgage for which the maturity date was extended through December 1, 2023. We are seeking to refinance on similar terms or extend the maturity but cannot provide any assurance that we will be able to do so.

(3) Includes Woodland Mall mortgage for which the forbearance has been extended through December 1, 2023.We are seeking to refinance on similar terms or extend the maturity but cannot provide any assurance that we will be able to do so.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2023 (2) (3)	$328,969	7.96%
2024	117,610	7.47%
2025	254,654	4.11%
2026	-	0.00%
2027	89,116	4.06%
Thereafter	81,770	4.76%
Total	$872,119	6.07%

(1) Includes our share of debt of equity method investees.

(2) Includes Cherry Hill Mall mortgage for which the maturity date was extended through December 1, 2023. We are seeking to refinance on similar terms or extend the maturity but cannot provide any assurance that we will be able to do so.

(3) Includes Woodland Mall mortgage for which the forbearance has been extended through December 1, 2023.We are seeking to refinance on similar terms or extend the maturity but cannot provide any assurance that we will be able to do so.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of September 30, 2023

(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Cherry Hill Mall (2)	$228,221	7.50%	$16,980	$227,695	December 2023	May 2024
Francis Scott Key Mall	40,000	7.19%	2,876	40,000	June 2024	June 2025
Viewmont Mall	60,000	7.19%	4,314	60,000	June 2024	June 2025
Patrick Henry Mall	81,496	4.35%	5,748	77,591	July 2025	July 2025
Pavilion East Associates (1)	3,150	5.50%	173	3,150	October 2025	October 2027
Springfield Mall (1)	27,781	4.45%	1,964	26,299	October 2025	October 2025
Willow Grove Park	142,226	3.88%	9,599	133,754	October 2025	October 2025
Lehigh Valley Mall (1)	89,116	4.06%	5,768	79,789	November 2027	November 2027
Red Rose Commons (1)	16,271	3.28%	891	13,183	July 2031	July 2031
The Court at Oxford Valley (1)	27,500	3.20%	880	18,580	July 2031	July 2031
Metroplex Shopping Center (1)	38,000	6.53%	2,481	33,766	October 2033	October 2033

Total Fixed Rate Mortgage Loans	$753,761	5.61%	$51,674	$713,807

Variable Rate Mortgage Loans
Woodland Mall (3)	$100,748	9.00%	$13,267	$100,398	October 2023	October 2023
Francis Scott Key Mall	10,425	9.04%	943	10,425	June 2024	June 2025
Viewmont Mall	7,185	9.04%	650	7,185	June 2024	June 2025
Total Variable Rate Mortgage Loans	$118,358	9.01%	$14,860	$118,008
Total Mortgage Loans	$872,119	6.07%	$66,534	$831,815

Consolidated Mortgage Loans	$670,301	6.57%	$54,377	$657,048
Consolidated Deferred Financing Fees	(520)	N/A	N/A	N/A
Unconsolidated Mortgage Loans	201,818	4.42%	12,157	174,766
Unconsolidated Deferred Financing Fees	(1,293)	N/A	N/A	N/A
First Lien Term Loan (4)	305,739	11.17%	34,144	305,739	December 2023	December 2023
Second Lien Term Loan	713,636	13.43%	95,845	713,636	December 2023	December 2023
2018 FDP Term Loan	36,660	8.93%	3,274	36,660	January 2024	January 2024
Term Loan Deferred Financing Fees	(522)	N/A	N/A	N/A
First Lien Revolver	99,406	8.93%	8,875	99,406	December 2023	December 2023
2020 FDP Partnership Loan	100,000	15.00%	15,000	100,000	December 2027	December 2027
2022 FDP Partnership Loan	25,969	15.00%	3,895	25,969	August 2029	August 2029
Total	$2,151,194	9.76%	$227,567	$2,113,224
Amortization of Deferred Financing Fees	—	-0.01%	—	—
Effective Interest Rate	$2,151,194	9.77%	$227,567	$2,113,224
(1) Includes our share of debt of equity method investees, based on our ownership percentage.

(2) Cherry Hill Mall mortgage for which the maturity date was extended through December 1, 2023. We are seeking to refinance on similar terms or extend the maturity but cannot provide any assurance that we will be able to do so.

(3) Includes Woodland Mall mortgage for which the forbearance has been extended through December 1, 2023.We are seeking to refinance on similar terms or extend the maturity but cannot provide any assurance that we will be able to do so.

(4) All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios

September 30, 2023
Debt Yield Ratio (1)
Maintain a minimum Debt Yield Ratio (Senior) of 11.35% from and after June 30, 2021	19.54%
Maintain a minimum Debt Yield Ratio (Corporate) of (a) 6.50% from June 30, 2021 through and including September 30, 2021 and (b) 7.25% from and after October 1, 2021	8.28%
Liquidity (1)
Maintain minimum liquidity of at least $25.0 million, to be comprised of unrestricted cash held in certain deposit accounts subject to control agreements	$38.6
(1)
The First Lien Credit Agreement and Second Lien Credit Agreement (collectively, the "Credit Agreements"), contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios and liquidity. All capitalized terms used on this page have the meanings ascribed to such terms in the Credit Agreements. In addition to the ratios set forth herein, there are several other requirements set forth in the covenants under the Credit Agreements with which the Company must comply. As of September 30, 2023, we were in compliance with terms under the Credit Agreements, however, a material decline in future operating results could affect our ability to comply with the financial covenants, including additional covenants that came into effect starting on December 31, 2021.

Pennsylvania Real Estate Investment Trust

Forward Looking Statements

FORWARD LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information for the quarter ended September 30, 2023 contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters, including our expectations regarding the impact of COVID-19 on our business, that are not historical facts. These forward-looking statements reflect our current views about future events, achievements, results, cost reductions, our ability to address our near-term debt maturity, dividend payments and the impact of COVID-19, and continued development related to new COVID-19 variants and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by the following:

•
the effectiveness of any restructuring of our capital structure on our liquidity;
•
our substantial debt, and our ability to satisfy our obligations thereunder, our ability to address defaulted loans without losing valuable properties, and our ability to remain in compliance with our financial covenants under our debt facilities;
•
our ability to achieve forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce indebtedness;
•
the effectiveness of the strategies we employ to address our liquidity and capital resources;
•
the COVID-19 global pandemic and the public health and governmental response, which have created periods of significant economic disruption and also have and may continue to exacerbate many of the risks listed herein and may lead to short-term or long-term changes in consumer behavior;
•
changes in the retail and real estate industries, including bankruptcies, consolidation and store closings, particularly among anchor tenants;
•
changes in economic conditions, including unemployment rates and its effects on consumer confidence and spending, supply chain disruptions, the inflationary environment, uncertainty caused by geopolitical conditions, the potential for economic slowdown or recession and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions;
•
our inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise;
•
our ability to sell properties that we seek to dispose of, which may be delayed or prevented by, among other things, the failure to obtain zoning, occupancy and other governmental approvals and permits or, to the extent required, approvals of other third parties;
•
potential losses on impairment of certain long-lived assets, such as real estate, including losses that we might be required to record in connection with any disposition of assets;
•
our ability to raise capital, including through sales of properties or interests in properties, subject to the terms of our Credit Agreements;
•
our ability to maintain and increase property occupancy, sales and rental rates;
•
increases in operating costs that cannot be passed on to tenants, which may be exacerbated in the current inflationary environment;
•
the effects of online shopping and other uses of technology on our retail tenants which may lead to reduction in demand for rental space;
•
risks related to our development and redevelopment activities, including delays, cost overruns and our inability to reach projected occupancy or rental rates;
•
social unrest and acts of vandalism or violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales; and;
•
potential dilution from any capital raising transactions or other equity issuances.

Additional factors that might cause future events, achievements or results to differ materially from those expressed or implied by our forward-looking statements include those discussed herein and in the section entitled "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent quarterly reports on Form 10-Q and other reports we file with the SEC. We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding (i) depreciation and amortization of real estate, (ii) gains and losses on sales of certain real estate assets, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT’s established guidance provides that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and have used it as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate (including development land parcels), which are included in the determination of net loss in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net loss and net cash used in operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net loss (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net loss is the most directly comparable GAAP measurement to FFO.

When applicable, we also present FFO, as adjusted, and FFO per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and nine months ended September 30, 2023 and 2022, respectively, to show the effect of such items as provision for employee separation expense, gain on sale of preferred equity interest, depreciation and amortization on real estate at PREIT’s consolidated properties, PREIT’s share of depreciation and amortization of equity method investments and loss on project costs by equity method investee, which had an effect on our results of operations, but are not, in our opinion, indicative of our ongoing operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net loss that do not relate to or are not indicative of operating performance, such as depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, such as provision for employee separation expense, and gain on sale of preferred equity interest.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with GAAP, including lease termination revenue), minus property operating expenses (determined in accordance with GAAP), plus our pro rata share of revenue and property operating expenses of our unconsolidated partnership investments. NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net loss (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions.

We believe NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net loss is the most directly comparable GAAP measure to NOI. NOI excludes other income, depreciation and amortization, general and administrative expenses, other expenses (which includes provision for employee separation expense and project costs), interest expense, net, equity in loss of partnerships, gain/loss on project costs by equity method investee, and gain on sale of preferred equity interest.

Same Store NOI

Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of, under redevelopment, or designated as non-core during the periods presented. Non Same Store NOI is calculated using the retail properties excluded from the calculation of Same Store NOI.

Funds Available for Distribution (FAD)

FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) non-cash compensation charges, and (6) amortization of above- and below-market lease intangibles.

We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

NAREIT defines Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”), which is a non-GAAP measure, as net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization; plus or minus losses and gains on the disposition of depreciated property, including losses/ gains on change in control; plus impairment write downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; plus or minus adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. We compute EBITDAre in accordance with the standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

EBITDAre does not include interest expense, income tax expense, gains or losses on sales of operating real estate or impairment writedowns of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, EBITDAre is not a comprehensive measure of our operating cash flows. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to EBITDAre.

We believe that EBITDAre is helpful to management and investors as a measure of operating performance because it provides an additional performance measure to management and investors to facilitate the evaluation and comparison of the Company to other REITs and to other non-real estate commercial enterprises.